UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

Clarus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLARUS CORPORATION
One Landmark Square
Stamford, Connecticut 06901

May 11, 2009

To Our Stockholders:

On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, June 18, 2009, at 9:30 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2008 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

CLARUS CORPORATION

Warren B. Kanders
Executive Chairman of the
Board of Directors

CLARUS CORPORATION

Notice of Annual Meeting of Stockholders
To Be Held June 18, 2009

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Clarus Corporation, which will be held Thursday, June 18, 2009, at 9:30 a.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1.           To elect the four nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.            To transact such other business as may properly come before the Meeting including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

Stockholders of record at the close of business on April 22, 2009 are entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2009: This proxy statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are available at www.claruscorp.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Philip A. Baratelli Secretary
May 11, 2009

CLARUS CORPORATION
One Landmark Square
Stamford, Connecticut 06901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 18, 2009

INTRODUCTION

Proxy Solicitation And General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Clarus,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 18, 2009, at 9:30 a.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 11, 2009.

At the Meeting, stockholders will be asked:

1.           To elect the four nominees named in this Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.           To transact such other business as may properly come before the Meeting including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

The Board of Directors has fixed the close of business on April 22, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1).

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope.  Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet.  Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Warren B. Kanders and Philip A. Baratelli, and each of them, to serve as “Proxyholders” for the Meeting.  Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1).

A stockholder who so desires may revoke a Proxy Card previously submitted by him at any time before it is voted at the meeting by: (i) delivering written notice to us at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 c/o Philip A. Baratelli, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

Only stockholders as of the close of business on April 22, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting.  As of April 22, 2009, there were 17,366,747 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock.  The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of common stock entitled to vote, constitute a quorum for this Meeting.

Our common stock is quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol “CLRS.PK”.  As of April 29, 2009, the last full trading date prior to the filing of this Proxy Statement with the Securities and Exchange Commission, the reported closing price for the common stock as quoted on the OTC Pink Sheets Electronic Quotation Service was $4.01.  Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business. Each share of Clarus’ common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of each nominee as a director (Proposal 1).

Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and “broker non-votes” will have no effect on the outcome of such election.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved.  Brokers have such discretion to vote absent instructions with respect to certain “routine” matters but not with respect to matters that are considered “non routine.”  An uncontested election of directors is currently considered to be a “routine” matter.  Accordingly, if you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 1 even if the broker does not receive voting instructions from you.

Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation; Expenses

Clarus will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.  PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 22, 2009 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 25, and (iv) our Named Executive Officers, directors and nominees as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Name	Common Stock Beneficially Owned (1)		Percentage (%) of Common Stock (2)

Warren B. Kanders	4,349,127	(3)	25.0

White Rock Capital Management, L.P. 3131 Turtle Creek Boulevard, Suite 800 Dallas, TX 75219	1,415,600	(4)	8.2

Ashford Capital Management, Inc. P.O. Box 4172 Wilmington, DE 19807	1,224,250	(5)	7.0

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	903,230	(6)	5.2

Nicholas Sokolow	394,000	(7) (8)	2.3

Burtt R. Ehrlich	279,250	(9)	1.6

Donald L. House	266,249	(10)	1.5

Philip A. Baratelli	25,000	(11)	*

All directors, nominees for directors and named executive officers as a group (5 persons)	5,313,626	(12)	30.6

*	Less than one percent.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of April 22, 2009 (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Percentage of beneficial ownership is based on 17,366,747 shares of common stock outstanding as of April 22, 2009.

(3)
Includes Mr. Kanders’ options to purchase 1,021,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009.  Includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights.

(4)	Based on a Schedule 13G/A filed on January 26, 2009, by White Rock Capital Management, L.P., White Rock Capital (TX), Inc., Mr. Thomas U. Barton, and Mr. Joseph U. Barton as a group.

(5)	Based on a Schedule 13G/A filed by Ashford Capital Management, Inc. on February 17, 2009.

(6)	Based on a Schedule 13G/A filed by Dimensional Fund Advisors Inc. and certain of its affiliates on February 9, 2009.

(7)
Includes Mr. Sokolow’s options to purchase 191,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009. Excludes options to purchase 5,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(8)	Includes 202,750 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the Managing Member.

(9)
 Includes Mr. Ehrlich’s options to purchase 191,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009.  Excludes options to purchase 5,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(10)
Includes Mr. House’s options to purchase 190,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009. Excludes options to purchase 5,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(11)
Includes Mr. Baratelli’s options to purchase 25,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009. Excludes options to purchase 75,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(12)
Includes options to purchase 1,618,750 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2009.   Also includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights.  Excludes options to purchase 90,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, with such number to be fixed by the Board of Directors. The number of directors has been fixed at seven by the Board of Directors.  We currently have three vacant seats on our Board.  We do not intend to fill the three vacant seats on our Board at this time.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 51, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002.  Since May 2007, Mr. Kanders has served as a director of Highlands Acquisition Corp., a publicly-held blank check company formed with a focus on acquiring a business in the healthcare industry.  Mr. Kanders has served as the President of Kanders & Company, Inc. since 1990. Prior to the completion of the acquisition of Armor Holdings, Inc., formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armored vehicles and safety and survivability products and systems to the aerospace and defense, public safety, homeland security and commercial markets, by BAE Systems plc on July 31, 2007, he served as the Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as the Non-Executive Chairman of the Board of Stamford Industrial Group, Inc., formerly known as Net Perceptions, Inc. (“SIG”), a publicly-held company that, through its subsidiary, Concord Steel, is a leading independent manufacturer of steel counterweights, since October 2006, and served as the Executive Chairman of its Board of Directors from April 2004 until October 2006. Since November 2004, Mr. Kanders has served as the Chairman of the Board of Directors of Langer, Inc., a Nasdaq-listed provider of orthopedic and personal care products. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation, a distributor of eye care products and services.  Mr. Kanders received a B.A. degree in Economics from Brown University.

Burtt R. Ehrlich, 69, has served as one of our directors since June 2002.  Prior to the completion of the acquisition of Armor Holdings, Inc., by BAE Systems plc on July 31, 2007, Mr. Ehrlich served as a director of Armor Holdings, Inc. since January 1996.  Mr. Ehrlich has also served as a member of the Board of Directors of Langer, Inc. since February 2001.  Mr. Ehrlich is also a member of the Board of Trustees of The Arbitrage Fund, a registered investment company.  Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Donald L. House, 67, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House is a private investor and he serves on the board of directors of several privately-held technology companies.

Nicholas Sokolow, 59, has served as one of our directors since June 2002. Prior to the completion of the acquisition of Armor Holdings, Inc., by BAE Systems plc on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996. Mr. Sokolow has also served as a member of the Board of Directors of Stamford Industrial Group, Inc., formerly known as Net Perceptions, Inc. (“SIG”) since April 2004.  Since 2007, Mr. Sokolow has been practicing at the law firm of Lebow & Sokolow LLP.  From 1994 to 2007 Mr. Sokolow was a partner at the law firm of Sokolow, Carreras & Partners. From June 1973 until October 1994, Mr. Sokolow was an associate and partner at the law firm of Coudert Brothers.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the four nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices.  The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002.  Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.  Although the Company is not listed on the NASDAQ Global Stock Market (the “NASDAQ”), it has modeled its corporate governance practices after the listing requirements of the NASDAQ.  Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors.  Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.claruscorp.com, our Internet website, at the tab “Corporate Governance”.  In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, Attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Board of Directors

Our Board of Directors is currently comprised of the following four members:  Warren B. Kanders, Burtt R. Ehrlich, Nicholas Sokolow and Donald L. House.  During fiscal 2008, the Board of Directors held eight meetings and has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2008, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served.  All of the members of our Board of Directors, who was also a director at the time, attended last year’s Annual Meeting of Stockholders meeting which was held on June 19, 2008.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from Clarus based on the definition of “independence” established by the NASDAQ.  Based on the Board’s review and the NASDAQ definition of “independence”, the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Sokolow and House.  The Board has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with the rules of the Securities and Exchange Commission and the listing requirements of NASDAQ, the Board of Directors has evaluated each of its directors’ independence from the Company based on the definition of “independence” established by NASDAQ. In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships exist currently or, during the past year existed, between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at Clarus Corporation, Attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.  The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, Attention Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting.  In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission, which is included in this proxy statement beginning on page 16.

Our Audit Committee is currently comprised of Messrs. House, Ehrlich and Sokolow, with Mr. House serving as the Chairman.  All of the members of our Audit Committee were determined by the Board to be independent of Clarus based on the NASDAQ’s definition of “independence”.  Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee.  However, the Board of Directors is looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert.

The duties of the Audit Committee of our Board, which are specified in the charter of the Audit Committee, include but are not limited to:

•
reviewing and discussing with management and the independent auditors the annual audited financial statements, and recommending to our Board of Directors whether the annual audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditors;

•	verifying the rotation of the lead or (coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services to be performed;

•	appointing and replacing the independent auditors;

•
determining the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing and issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee met five times during fiscal 2008.  The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 24, 2004 and is available at www.claruscorp.com, our Internet website, at the tab “Corporate Governance”.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans.  Pursuant to this Committee’s charter (a copy of the Compensation Committee’s Charter is available on our Internet website at www.claruscorp.com, at the tab “Corporate Governance”), this Committee’s authority generally includes the authority to do each of the following:

•
To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the Executive Chairman, and to oversee the development of executive succession plans.

•
To review and approve corporate goals and objectives with respect to compensation for the Company’s Executive Chairman, evaluate the Executive Chairman’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the Executive Chairman’s compensation level based on this evaluation.  In determining the long-term incentive component of the Executive Chairman’s compensation, the Compensation Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Executive Chairman in past years.

•
To make recommendations to the Board of Directors with respect to non-Executive Chairman compensation, incentive-compensation plans and equity-based plans. The Compensation Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•
To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce the compensation committee report on executive compensation to be included in the Company’s proxy statement.

•	To review on an annual basis director compensation and benefits.

The Compensation Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee may deem appropriate in its sole discretion.

Our Compensation Committee is currently comprised of Messrs. Ehrlich and Sokolow, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board to be independent of Clarus.  The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. The Compensation Committee met once during fiscal 2008, and also held numerous informal discussions during fiscal 2008.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Clarus’ corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ listing requirements. The Nominating/Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, and by senior management.  The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders.  Information with respect to a proposed nominee should be forwarded to Clarus Corporation, Attention the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration.  Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the Securities and Exchange Commission to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as director if elected as required by the rules and regulations of the Securities and Exchange Commission. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors.  Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Ehrlich, House and Sokolow, with Mr. Ehrlich serving as the Chairman, all of whom were determined by the Board to be independent of Clarus.  The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in 2008.  A copy of the Nominating/Corporate Governance Committee’s Charter is available on our Internet website at www.claruscorp.com, at the tab “Corporate Governance”.

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its Stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by Stockholders, by other individuals and by the search firms in the same manner, as follows: The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board and the Company, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Director Summary Compensation Table

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2008:

Name(1)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Burtt R.Ehrlich	2008	12,000	-	71,535	(3)	-	-	-	83,535
Donald House	2008	12,000	-	71,535	(4)	-	-	-	83,535
Nicholas Sokolow	2008	12,000	-	71,535	(5)	-	-	-	83,535

(1)
Warren B. Kanders, the Company’s Chairman and Chief Executive Officer is not included in this table as he is a Named Executive Officer of the Company and receives no compensation for his service as director in addition to the compensation he receives as a Named Executive Officer.  The compensation earned by Mr. Kanders as a Named Executive Officer is described below in the Summary Compensation Table.

(2)
The amounts in the “Option Awards” column are calculated based on FAS 123R (excluding any estimate of forfeiture).  They equal the aggregate dollar amount of compensation expense related to option awards to each of the Directors that was recognized in the Company’s 2008 and 2007 financial statements.  Under FAS 123R, a pro rata portion of the total expense is based on the fair value of the stock option grant as estimated using the Black-Scholes option-pricing model.  See footnote 6, “Stock Incentive Plans” in the financial statements contained in annual reports on Form 10-K for the years ended December 31, 2008 and 2007 for the assumptions used to arrive at the Black-Scholes values.

(3)
Mr. Ehrlich’s option award includes the grant of 20,000 options on September 24, 2008 valued at $1.61 amortized over a one year period and the grant of 50,000 options on December 13, 2007 valued at $2.22 amortized over a one year period.

(4)
Mr. House’s option award includes the grant of 20,000 options on September 24, 2008 valued at $1.61 amortized over a one year period and the grant of 50,000 options on December 13, 2007 valued at $2.22 amortized over a one year period.

(5)
Mr. Sokolow’s option award includes the grant of 20,000 options on September 24, 2008 valued at $1.61 amortized over a one year period and the grant of 50,000 options on December 13, 2007 valued at $2.22 amortized over a one year period.

Discussion of Director Compensation

Our directors, other than Mr. Kanders who is compensated pursuant to his employment agreement (which is described below under the heading “Employment Agreements”), are entitled to receive a payment of $2,000 for each regular and special meeting of the Board of Directors attended either in person or telephonically.  From time to time, non-employee directors may also receive discretionary option or stock grants under the 2005 Stock Incentive Plan.  In 2008, each of our non-employee directors were awarded options under the 2005 Stock Incentive Plan to purchase 20,000 shares of common stock at an exercise price of $5.01 vesting equally over four consecutive quarters commencing September 30, 2008.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board and Board committees as well as the skill level required by the Company of members of the Board and the need to continue to attract highly qualified candidates to serve on our Board.  Director compensation arrangements are reviewed annually to maintain such standards.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Clarus and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Clarus’ internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus’ consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors.  Management represented to us that Clarus’ consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered accounting firm its independence from Clarus and its management. The Audit Committee also considers whether the independent registered accounting firm’s provision of audit and non-audit services to Clarus is compatible with maintaining the independent registered accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit.  The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Clarus’ internal controls, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Clarus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Donald House – Chairman
Nicholas Sokolow
Burtt Ehrlich

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Clarus by KPMG LLP for the fiscal years ended December 31, 2008 and 2007 were:

	2008	2007

Audit Fees	$176,000	$176,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$176,000	$176,000

Audit Fees

The Audit Fees for the years ended December 31, 2008 and 2007, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2008 and 2007, and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2008 and 2007.

Audit Related Fees

There were no Audit Related Fees for the fiscal years ended December 31, 2008 and 2007.

Tax Fees

There were no Tax Fees for the fiscal years ended December 31, 2008 and 2007.

All Other Fees

There were no fees incurred for All Other Fees for the fiscal years ended December 31, 2008 and 2007.

Auditor Independence

The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP’s independence from Clarus.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG LLP, our independent auditors, and has adopted a Pre-Approval Policy.  In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence.  The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.  Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the adoption of the Pre-Approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG LLP to Clarus.  All of the services provided by KPMG LLP to Clarus described above were pre-approved by the Audit Committee.

Appointment of Independent Public Accountant

The firm of KPMG LLP, certified public accountants, has been the Company’s independent public accountant since fiscal year 2001. Our Board of Directors has selected KPMG LLP to audit our financial statements for fiscal year 2009. We are not asking stockholders to ratify the appointment of KPMG LLP as our independent accountants to audit our financial statements for fiscal year 2009. Ratification of the independent accountant is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law.

Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.

Name	Age	Position

Warren B. Kanders	51	Executive Chairman of the Board of Directors
Philip A. Baratelli	41	Chief Financial Officer, Secretary and Treasurer

See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders.

Philip A. Baratelli, 41, has served as our Chief Financial Officer, Secretary and Treasurer since February 2007. Since February 2007, Mr. Baratelli has also served as Chief Financial Officer for Kanders & Company, Inc., a private investment firm principally owned and controlled by Mr. Warren B. Kanders that makes investments in and provides consulting services to public and private entities. Since April 2007, Mr. Baratelli has served as the Chief Financial Officer for Highlands Acquisition Corp., a publicly-held blank check company formed with a focus on acquiring a business in the healthcare industry. From June 2001 until January 2007, Mr. Baratelli was employed by Armor Holdings, Inc., as its Corporate Controller and held the additional position of Treasurer of Armor Holdings, Inc., from March 2003 until January 2007. Prior to joining Armor Holdings, Inc., Mr. Baratelli was employed by PriceWaterhouseCoopers LLP from 1998 to 2001 in various positions ranging from Associate to Senior Associate.  From 1991 to 1997, Mr. Baratelli worked for Barnett Bank, Inc. in various finance and credit analysis positions.  Mr. Baratelli received a Bachelor of Science in finance from Florida State University in 1989 and a Bachelor of Business Administration in accounting from the University of North Florida in 1995. Mr. Baratelli is a certified public accountant.

There are no family relationships between our Named Executive Officers and any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in establishing compensation packages for Clarus’ executive officers and non-employee directors and administering Clarus’ incentive plans.  The Compensation Committee is generally responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and, where applicable, compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee.  From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders.

The Compensation Committee is comprised of two directors, each of whom has considerable experience in executive compensation issues.  Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by Section 162(m) of the IRC.

Executive Compensation Philosophy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders.  In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company.  The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance.  Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance.  It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers identified on the Summary Compensation Table on page 25 in compliance with section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid.  Subject to this limitation, the Compensation Committee may also make recommendations to the Board with respect to non-Executive Chairman compensation and, either alone or with the other independent members of our Board, to determine and approve our Executive Chairman’s compensation.

In determining the compensation packages for our executive officers and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Clarus, previous compensation practices and packages awarded to Clarus’ executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels.  Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is “at risk” — specifically, the annual bonus, stock options and restricted stock.

Annual Cash Compensation

Base Salary.  In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Executive Chairman (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience.  Except where an existing agreement establishes an executive’s salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.  In 2008, 2007, and 2006 the salary for Mr. Kanders was established pursuant to his employment agreement which is discussed below under the heading “Employment Agreements”.   Mr. Baratelli commenced employment as the Company’s Chief Financial Officer effective February 1, 2007 and in 2008 and 2007 was paid a base salary of $200,000.  As Mr. Baratelli does not have an employment agreement, his employment with the Company is “at-will”.  In establishing Mr. Baratelli’s base salary, the Board considered compensation for similar positions at similarly-situated companies in the New York City metropolitan area and Mr. Baratelli’s prior experience as an accountant, as well as Corporate Controller and Treasurer of Armor Holdings, Inc.  Our Named Executive Officers devote only as much of their time as is necessary to the affairs of the Company and also serve in various capacities with other public and private entities, including blank check companies and not-for-profit entities affiliated with Kanders & Company.

Performance-Based Annual Bonus.  With regard to the compensation of the Named Executive Officers subject to Section 162(m) of the IRC, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation.  In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Clarus, as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.  In addition, cash bonuses may be awarded at the discretion of the Board, the Compensation Committee or the executive management of the Company.  In 2008 and 2007, a cash bonus was awarded to Mr. Baratelli in the amount of $50,000 and $75,000, respectively.  In awarding the 2008 and 2007 cash bonus to Mr. Baratelli, the Board considered Mr. Baratelli’s individual contribution to the Company and the Company’s overall performance in 2008 and 2007 and noted that the aggregate amount of such cash bonus is less than the aggregate amount provided for bonus compensation in the Company’s 2008 and 2007 budget.  Mr. Kanders was not awarded a cash bonus in 2008, 2007 or 2006.

Equity-Based Compensation

Executive officers of Clarus and other key employees who contribute to the growth, development and financial success of Clarus are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under the 2005 Stock Incentive Plan.  Awards under the 2005 Stock Incentive Plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee’s interests with that of our stockholders.  The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule or milestone based vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long-term.  The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.  The timing of our equity award grants is not designed to have any relationship with our release of material, non-public information. Awards are generally granted at previously scheduled meetings of the Board and Compensation Committee and as required by our 2005 Stock Incentive Plan, options and stock awards are granted with an exercise price and valued equal to the fair market value of the Company’s common stock which is the closing price on the date of such grant.

In December 2007, Mr. Baratelli was awarded options under the 2005 Stock Incentive Plan to purchase 100,000 shares of common stock at an exercise price of $5.98 and vesting in equal annual installments over four years commencing December 13, 2008.  In granting this stock option award to Mr. Baratelli, the Board noted that Mr. Baratelli had not previously received an equity award since he commenced employment with the Company in February 2007. Mr. Baratelli was not awarded any equity compensation for 2008. Mr. Kanders was not awarded any equity compensation for 2008, 2007 or 2006.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly-situated employees.

The Company maintains a qualified 401(k) plan that provides for a Company contribution based on a matching schedule of a maximum of 6% up to the applicable IRS limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions.  The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Accounting and Tax Considerations

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein.  Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period.  The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program.  However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Post-Employment and Other Events

Retirement, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried members.  Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Executive Chairman and oversees the design and administration of compensation and benefit plans for all of the Company’s employees.  Certain executive officers, including the Executive Chairman and Chief Financial Officer may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions.  The Compensation Committee also obtains input from our legal, finance and tax functions, as appropriate.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common Stock.  The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Compensation Committee Report

The Company’s Compensation Committee of the Board has submitted the following report for inclusion in this Proxy Statement:

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
Burtt R. Ehrlich

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our executive officers and persons as to whom disclosure is required under the applicable rules of the Securities and Exchange Commission (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)

Warren B. Kanders (3) Executive Chairman of the Board of Directors	2008	250,000	-		268,000	(4)	-		46,899	(5)	564,899
	2007	250,000	-		268,000	(4)	-		14,918	(5)	532,918
	2006	250,000	-		268,000	(4)	-		11,705	(5)	529,705

Philip A. Baratelli (6) Chief Financial Officer	2008	200,000	50,000	(7)	-		69,171	(8)	34,355	(9)	353,526
	2007	170,833	75,000	(7)	-		3,592	(8)	59,683	(9)	309,108
	2006	-	-		-		-		-		-

(1)
The amounts in the “Stock Awards” column are calculated based on Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payments” (“FAS 123R”).  They equal the aggregate dollar amount of compensation expense related to stock awards that was recognized in the Company’s financial statements contained on Form 10-K for the years ended December 31, 2008, 2007 and 2006.  Under FAS 123(R), a pro rata portion of the total expense at the time of grant is recognized over the vesting schedule of the grant.  The expense is equal to the stock award share price on the date of grant times the number of shares granted amortized over the life of the grant.  See footnote 8, “Stock Incentive Plans” in the financial statements contained in annual reports on Form 10-K for the years ended December 31, 2008, 2007 and 2006.

(2)
The amounts in the “Option Awards” column are calculated based on FAS 123R (excluding any estimate of forfeiture).  They equal the aggregate dollar amount of compensation expense related to option awards to each of the Named Executive Officers that was recognized in the Company’s financial statements contained on Form 10-K for the year ended December 31, 2008, 2007 and 2006.  Under FAS 123R, a pro rata portion of the total expense is based on the fair value of the stock option grant as estimated using the Black-Scholes option-pricing model.  See footnote 8, “Stock Incentive Plans” in the financial statements contained in annual reports on Form 10-K for the years ended December 31, 2008, 2007 or 2006 for the assumptions used to arrive at the Black-Scholes values.

(3)
Mr. Kanders is compensated pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.  Mr. Kanders is required to devote only as much time as is necessary to perform his duties for the Company.

(4)	Represents the aggregate dollar amount of compensation expense related to 500,000 shares of restricted common stock awarded to Mr. Kanders on April 11, 2003.

(5)	“Other Compensation” consists of the following items:

	2008	2007	2006
401(k) matching contributions	$10,125	$10,144	$9,000
Personal use of driver	32,000	—	—
Health, Short-term and Long-term Disability	2,681	2,681	—
Life Insurance	2,093	2,093	—
Totals	$46,899	$14,918	$9,000

(6)
Philip A. Baratelli commenced employment as the Company’s Chief Financial Officer, Secretary and Treasurer effective as of February 1, 2007.  Mr. Baratelli’s employment with the Company is “at-will” and is required to devote only as much time as is necessary to perform his duties for the Company.

(7)	Discretionary cash bonus awarded by the Board of Directors.

(8)	Represents the value of options to purchase 100,000 shares of the Company’s common stock at an exercise price of $5.98 granted pursuant to the 2005 Stock Incentive Plan.

(9)	“Other Compensation” consists of the following items:

	2008	2007
401(k) matching contributions	$9,000	$2,906
Health, Short-term and Long-term Disability	24,872	9,562
Life Insurance	483	201
Relocation expenses	—	47,014
Totals	$34,355	$59,683

Grants of Plan-Based Awards

There were no grants of plan based awards to our Named Executive Officers during the year ended December 31, 2008.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2008:
	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Warren B. Kanders	21,250	(1)	—		—	5.99	5/28/09	—			—
	200,000	(1)	—		—	5.35	12/20/12				—
	400,000	(2)	—		—	7.50	12/20/12				—
	400,000	(2)	—		—	10.00	12/20/12	500,000	(3)	2,125,000	—	2,125,000

Philip A. Baratelli	25,000	(4)	75,000	(4)	—	5.98	12/13/17	—		—	—	—

(1)	Fully vested stock option award granted pursuant to the 2000 Stock Incentive Plan.

(2)	Fully vested non-plan stock option award.

(3)
Shares of restricted common stock which shall vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company’s common stock equals or exceeds $15.00 per share for each of the trading days during a ninety consecutive day period, or (ii) the tenth anniversary of the date of grant, subject to acceleration in certain circumstances.

(4)	Options granted pursuant to the 2005 Stock Incentive Plan vest and become exercisable in equal annual installments over four years commencing December 13, 2008.

Option Exercises and Stock Vested During Fiscal 2008

There were no options exercised by or stock awards vesting to our Named Executive Officers during the year ended December 31, 2008.

Pension Benefits – Fiscal 2008

There were no pension benefits earned by our Named Executive Officers during the year ended December 31, 2008.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change of control; retention following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2008, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon a Change of Control

Pursuant to the terms of the Company’s employment agreement with Mr. Kanders, if Mr. Kander’s employment with the Company is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if he terminates his employment in certain circumstances defined in the agreement which constitute “good reason”, then Mr. Kanders will receive the following benefits:

•           All stock options and restricted stock held by Mr. Kanders will automatically vest and become exercisable and any lock-up provisions will be released; and

•           In the event of a change in control which results in Mr. Kander’s involuntary or voluntary termination, he will continue to receive his base compensation, in accordance with Clarus’ normal payroll practices, for a period of 24 months after the effective date of such termination.

Pursuant to Mr. Kanders’ employment agreement, a change of control is deemed to occur in the event that:

•	the current members of the Board cease to constitute a majority of the Board; or

•
the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited; or

•
any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

Warren B. Kanders

The following table shows the potential payments upon termination or a change of control of the Company for Warren B. Kanders, the Company’s Executive Chairman.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/08 ($)	For Cause Termination on 12/31/08 ($)	Without Cause Termination on 12/31/08 ($)		Change-in- Control and Termination on 12/31/08 ($)		Disability on 12/31/08 ($)		Death on 12/31/08 ($)

Compensation

Cash Severance - Salary	-	-	500,000	(1)	500,000	(1)	-		-

Stock Options	-	-	-		-		-		-

Restricted Stock	-	-	2,125,000	(2)	2,125,000	(2)	-		-

Benefits & Perquisites

Life Insurance	-	-	-		-		-		2,200,000	(4)

Disability Income	-	-	-		-		150,000	(3)	-

Total	-	-	2,625,000		2,625,000		150,000		2,200,000

(1)
Mr. Kanders would be entitled to receive two times annual base salary of $250,000 pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	The unvested portion of 500,000 shares of restricted common stock awarded to Mr. Kanders on April 11, 2003 would be accelerated and valued using the December 31, 2008 market price of $4.25 per share.

(3)	Mr. Kanders would be entitled to receive $12,500 per month benefit or $150,000 annually if he cannot perform his duties as the Company’s Executive Chairman

(4)
Upon Mr. Kanders death, his beneficiary would be entitled to receive $2 million pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.  Mr. Kanders’ beneficiary will also received $200,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

Philip A. Baratelli

The following table shows the potential payments upon termination or a change of control of the Company for Philip A. Baratelli, the Company’s Chief Financial Officer, Secretary and Treasurer.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/08 ($)	For Cause Termination on 12/31/08 ($)	Without Cause Termination on 12/31/08 ($)	Change-in- Control and Termination on 12/31/08 ($)	Disability on 12/31/08 ($)		Death on 12/31/08 ($)

Compensation

Cash Severance - Salary	-	-	-	-	-		-

Stock Options	-	-	-	-	-		-

Restricted Stock	-	-	-	-	-		-

Benefits & Perquisites

Life Insurance	-	-	-	-	-		250,000	(2)

Disability Income	-	-	-	-	165,000	(1)	-

Total	-	-	-	-	165,000		250,000

(1)	Mr. Baratelli would be entitled to receive $13,750 per month benefit or $165,000 annually if he cannot perform his duties as the Company’s Chief Financial Officer.

(2)	Upon Mr. Baratelli’s death, his beneficiary would be entitled to receive $250,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

EMPLOYMENT AGREEMENTS

Warren B. Kanders

In December 2002, we entered into an employment agreement with Warren B. Kanders, which provides that he will serve as Clarus’ Executive Chairman of the Board of Directors and devote as much of his time as is necessary to perform such duties for a three-year term that was extended on May 1, 2006 and is subject to termination at anytime by the Company or Mr. Kanders. It is noted that Mr. Kanders also serves in various capacities with other public and private entities, including blank check companies and not-for-profit entities affiliated with Kanders & Company.  The agreement provides for an annual base salary of $250,000.  In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us.  We also maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees.  In connection with his employment agreement, in December 2002, Mr. Kanders received ten-year options to purchase up to (i) 200,000 shares of the Company’s common stock, at an exercise price of $5.35 per share; (ii) 400,000 shares of the Company’s common stock, at an exercise price of $7.50 per share; and (iii) 400,000 shares of the Company’s common stock, at an exercise price of $10.00 per share. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company’s common stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company’s common stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or (ii) the tenth (10th) anniversary of the date of grant; provided however, that all of the restricted shares immediately vest and become nonforfeitable upon a “change in control” or in the event Mr. Kanders’ employment with the Company is terminated without “cause”. Mr. Kanders’ employment agreement provides that if it shall be determined that any payment or benefit provided to Mr. Kanders pursuant to the terms of the employment agreement ( “Total Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Kanders shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Total Payment and the Gross-Up Payment retained by Mr. Kanders after the calculation and deduction of all Excise Taxes on the Total Payments and all federal, state and local income tax, employment tax and Excise Tax on the Gross-Up Payment, shall be equal to the Total Payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

During fiscal 2008, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries, (ii) was formerly an officer of Clarus or its subsidiaries or (iii) entered into any transactions with Clarus or its subsidiaries. During fiscal 2008, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In September 2003, the Company and Kanders & Company, an entity owned and controlled by the Company's Executive Chairman, Warren B. Kanders, entered into a 15-year lease with a five-year renewal option, as co-tenants to lease approximately 11,500 square feet in Stamford, Connecticut.  The Company and Kanders & Company have allocated the total lease payments of $38,613 per month on the basis of Kanders & Company renting 2,900 square feet for $9,653 per month, and the Company renting 8,600 square feet for $28,960 per month, which are subject to increases during the term of the lease.  Rent expense is recognized on a straight line basis.  The lease provides the co-tenants with an option to terminate the lease in years eight and ten in consideration for a termination payment.  The Company and Kanders & Company agreed to pay for their proportionate share of the build-out construction costs, fixtures, equipment and furnishings related to preparation of the space.  In connection with the lease, the Company obtained a stand-by letter of credit in the amount of $850,000 to secure lease obligations for the Stamford facility.  Kanders & Company reimburses the Company for a pro rata portion of the approximately $5,000 annual cost of the letter of credit.

The Company provides certain telecommunication, administrative and other office services, as well as accounting and bookkeeping services to Kanders & Company that are reimbursed by Kanders & Company.  Such services aggregated $181,600 during the year ended December 31, 2008.

As of December 31, 2008, the Company had an outstanding net receivable of approximately $21,000 from Kanders & Company which was paid in January 2009.

During the year ended December 31, 2008, Clarus was reimbursed by Stamford Industrial Group, Inc., (“SIG”), an entity it shared office space with until October 1, 2007, an aggregate of $35,400 for telecommunication, professional and general office expenses which Clarus incurred on behalf of SIG. Warren B. Kanders, our Executive Chairman, also serves as the Non-Executive Chairman of SIG. As of December 31, 2008, the Company had an outstanding receivable of approximately $8,300 from SIG which was paid in January 2009.

In the  opinion  of  management,  the  rates,  terms and  considerations  of the transactions  with the related parties described above are at least as favorable as those we could have obtained in arms length  negotiations or otherwise are at prevailing market prices and terms.

Policy and Procedures

The Audit Committee is responsible for reviewing and approving all related person transactions. Under the Security and Exchange Commission rules, a related person is a director, officer, nominee for director, or 5% stockholder of the company since the beginning of the last fiscal year and their immediate family members. In addition, under the Security and Exchange Commission rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2008 fiscal year were timely filed with the Securities and Exchange Commission.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, Attention Secretary.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2010 Annual Meeting, the proposal must be received by us at our principal executive offices by January 11, 2010 (or, if the 2010 Annual Meeting is called for a date not within 30 calendar days before or after June 18, 2010, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, Attention: Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Amended and Restated Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8.  These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices.  Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2010 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 18, 2010 if our 2010 Annual Meeting is held within thirty (30) days before or after June 18, 2010; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2010 Annual Meeting is not held within thirty (30) days before or after June 18, 2010.  In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Assuming that our 2010 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 18, 2010.  If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Philip A. Baratelli
Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

CLARUS CORPORATION

June 18, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.claruscorp.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20400000000000000000 4 061809

The Board of Directors recommends a vote FOR the Election of Directors.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
The undersigned hereby directs this Proxy to be voted:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Warren B. Kanders
○ Burtt R. Ehrlich
○ Donald L. House
○ Nicholas Sokolow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications. Unless otherwise specified, the shares will be voted "for" the "Election of Directors". The Proxy also confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLARUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren B. Kanders and Philip A. Baratelli as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated on the reverse side, all shares of Common Stock of Clarus Corporation held of record by the undersigned on April 22, 2009 at the Annual Meeting of Stockholders to be held on June 18, 2009, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE "ELECTION OF DIRECTORS".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE "ELECTION OF DIRECTORS".

(Continued and to be signed on the reverse side)

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